UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway Suite 500 Dallas, TX	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2023, CECO Environmental Corp. (the "Company") held its 2023 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders: (1) elected each of the seven director nominees listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders and until his or her successor is elected and duly qualified; (2) approved, on an advisory basis, the Company’s named executive officer compensation; and (3) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2023. The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

(1)
The seven director nominees named in the proxy statement and standing for election were elected based upon the following votes:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jason DeZwirek	23,361,539	358,922	28,583	4,393,458
Todd Gleason	23,469,440	261,519	18,085	4,393,458
Robert E. Knowling, Jr.	23,614,935	115,851	18,258	4,393,458
Claudio A. Mannarino	22,106,554	1,621,065	21,425	4,393,458
Munish Nanda	23,542,091	188,051	18,902	4,393,458
Valerie Gentile Sachs	23,338,253	390,244	20,547	4,393,458
Richard F. Wallman	23,358,594	371,324	19,126	4,393,458
(2)
The Company’s named executive officer compensation was approved on an advisory basis as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,365,770	306,260	77,014	4,393,458
(3)
The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified as follows:

FOR	AGAINST	ABSTAIN
27,944,482	147,440	50,580

9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2023	CECO Environmental Corp.

	By:	/s/ Paul M. Gohr
Paul M. Gohr
Chief Accounting Officer